SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report April 2, 2020 (Date of Earliest Event Reported March 29, 2020)

Pope Resources, A Delaware Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-09035 (Commission File Number)	91-1313292 (I.R.S. Employer Identification No.)

19950 Seventh Avenue NE, Suite 200, Poulsbo, Washington       98370
(Address of principal executive offices)                (ZIP Code)

Registrant's telephone number, including area code (360) 697-6626

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Receipts (Units)	POPE	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Merger Agreement

On April 1, 2020, Pope Resources, A Delaware Limited Partnership (the “Partnership”), entered into Amendment No. 1 ( “Amendment No. 1”) to the Agreement and Plan of Merger, dated as of January 14, 2020 (as amended by the Amendment No. 1, the “Merger Agreement”), with Rayonier, Inc., a North Carolina corporation (“Rayonier”), with Rayonier, L.P., a Delaware limited partnership (“Opco”), Rayonier Operating Company LLC, a Delaware limited liability company (“ROC”), Rayonier Operating Holdings LLC, a Delaware limited liability company, Pacific GP Merger Sub I, LLC, a Delaware limited liability company, Pacific GP Merger Sub II, LLC, a Delaware limited liability company, Pacific LP Merger Sub III, LLC, a Delaware limited liability company (“Merger Sub 3”), the Partnership, Pope EGP, Inc., a Delaware corporation and equity general partner of the Partnership, and Pope MGP, Inc. (“MGP”), a Delaware corporation and the managing general partner of the Partnership. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement.
As described in the Current Report on Form 8-K filed by the Partnership with the U.S. Securities and Exchange Commission (the “SEC”) on January 15, 2020, pursuant to the Merger Agreement, each unit representing limited partnership interests of the Partnership (the “Partnership Units”) outstanding immediately prior to the effective time of the merger of Merger Sub 3 and the Partnership (the “Merger”), will be converted into, at the option of its holder, and subject to the proration described in the Merger Agreement:

•	3.929 shares of Rayonier common stock (“Rayonier Shares”) (the “Stock Election Consideration”), no par value;

•	3.929 units representing limited partnership interests of Opco (“Opco Units”) (“Opco Election Consideration”); and

•	$125.00 in cash (the “Cash Election Consideration”)

Each of the Stock Election Consideration, Opco Election Consideration and the Cash Election Consideration are subject to proration to ensure that the aggregate amount of Rayonier Shares and Opco Units, on the one hand, and cash, on the other hand, that will be issued in the merger will equal the amounts issued as if every Partnership Unit converted into merger consideration received 2.751 Rayonier Shares or Opco Units and $37.50 in cash.
Amendment No. 1 provides that Partnership unitholders that elect the Cash Election Consideration may designate whether, in the event that the Cash Election Consideration is oversubscribed, each Partnership Unit for which they have made a cash election is prorated into (a) Rayonier Shares and cash or (b) Opco Units and cash. Partnership unitholders may make a different proration election for each Partnership Unit for which they make a cash election.
Amendment No. 1 also reflects that Opco would be Rayonier’s operating company after the Merger and successor-in-interest to ROC.
Other than as expressly modified by Amendment No. 1, the Merger Agreement, which was filed as Exhibit 1.1 to the Partnership’s Definitive Additional Proxy Soliciting Material filed by the Partnership under cover of Current Report on Form 8-K filed on January 15, 2020, remains in full force and effect.
The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Amendment to Partnership Agreement
The information set forth in Item 5.03 is incorporated herein by reference.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 29, 2020, MGP adopted an Amendment to the Second Amended and Restated Agreement of Limited Partnership in the form attached hereto as Exhibit 3.1 (the “Partnership Agreement Amendment”). The Partnership Agreement Amendment is incorporated herein by reference. The Partnership Agreement Amendment is intended to allow Partners and, at the sole discretion of MGP, Assignees, to be able to attend meetings of the Partnership by telephone, video conference or other form of remote communication by means of which all persons participating in the meeting can hear and be heard. The Partnership Agreement Amendment does not materially affect the rights of the Partnership’s unitholders. This summary of the Partnership Agreement Amendment is not complete and is qualified in its entirety by reference to the text of the Partnership Agreement Amendment, attached hereto and incorporated by reference herein. A copy of the Partnership Agreement Amendment is also posted on the Partnership’s website at www.poperesources.com under the heading Investor Relations. The contents of that website are not incorporated into this Current Report on Form 8-K or into our other filings with the Securities and Exchange Commission.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
2.1
Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 1, 2020, by and among Rayonier, Inc., Rayonier, L.P., Rayonier Operating Company LLC, Pacific GP Merger Sub I, LLC, Pacific GP Merger Sub II, LLC, Pacific LP Merger Sub III, LLC, Pope Resources, a Delaware limited partnership, Pope MGP, Inc. and Pope EGP, Inc.

3.1
Form of Amendment to Second Amended and Restated Agreement of Limited Partnership dated as of March 29, 2020, among the Partnership, Pope MGP, Inc., a Delaware corporation and the managing general partner of the Partnership, and Pope EGP, Inc., a Delaware corporation and the equity general partner of the Partnership.

Additional Information and Where to Find It
In connection with the proposed transaction, Rayonier and its indirect wholly owned subsidiary, Rayonier, L.P., has filed with the SEC a registration statement on Form S-4 to register the shares of Rayonier common stock and units representing partnership interests in Rayonier, L.P. to be issued in connection with the Merger. The registration statement included a preliminary proxy statement/prospectus that is subject to completion and change. After the registration statement is declared effective, a definitive proxy statement/prospectus will be filed and thereafter will be sent or given to holders of Pope units. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RAYONIER, THE PARTNERSHIP AND THE PROPOSED TRANSACTION.
Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Partnership at its website, www.poperesources.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to the Partnership at 19950 Seventh Avenue NE, Suite 200, Poulsbo, WA 98370.

Participants in the Solicitation
This communication is not a solicitation of a proxy from any security holder of the Partnership. However, the Partnership, Rayonier and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Partnership’s unitholders in connection with the proposed transaction. Information about the Partnership’s directors and executive officers and their beneficial ownership of the Partnership’s securities may be found in its Annual Report on Form 10-K for the period ended December 31, 2019, filed with the SEC on February 28, 2020. This document and other documents relating to the Partnership and the proposed merger can be obtained free of charge from the SEC website at www.sec.gov, or on the Partnership’s website at www.poperesources.com under the “Investor Relations” tab. Information provided on the Partnership’s website is not incorporated into this report or any other filing by the Partnership with the SEC.
No Offer or Solicitation
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
Cautionary Note Regarding Forward-Looking Statements
The proposed merger and the related transactions are subject to various risks and uncertainties. These risks and uncertainties include, among others: (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required unitholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the acquisition; (ii) risks relating to the integration of the Partnership’s operations and employees into Rayonier and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; (iii) the outcome of any legal proceedings related to the proposed mergers; (iv) access to available financing, including for the refinancing of the Partnership’s and Rayonier’s debt on a timely basis and reasonable terms; (v) the loss of key senior management or other associates; (vi) the cyclical and competitive nature of the industries in which the parties operate; (vii) fluctuations in demand for, or supply of, Rayonier’s, Opco’s and the Partnership’s forest products and real estate offerings; (viii) entry of new competitors into Rayonier’s, Opco’s and the Partnership’s markets; changes in global economic conditions and world events; fluctuations in demand for Rayonier’s, Opco’s and the Partnership’s products in Asia, and especially China; (ix) various lawsuits relating to matters arising out of Rayonier’s previously announced internal review and restatement of Rayonier’s consolidated financial statements; (x) the uncertainties of potential impacts of climate-related initiatives; (xi) the cost and availability of third party logging and trucking services; (xii) the geographic concentration of a significant portion of the combined company’s timberland; (xiii) the ability to identify, finance and complete timberland acquisitions; (xiv) changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, and endangered species, that may restrict or adversely impact the ability to conduct business, or increase the cost of doing so; (xv) adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect timberlands and the production, distribution and availability of products; (xvi) interest rate and currency movements; (xvii) Rayonier’s, Rayonier Operating Partnership’s or the Partnership’s capacity to incur additional debt; (xviii) changes in tariffs, taxes or treaties relating to the import and export of timber products or those of the products of competitors; (xix) changes in key management and personnel; (xx) the ability to meet all necessary legal requirements for Rayonier to continue to qualify as a real estate investment trust and changes in tax laws that could adversely affect beneficial tax treatment; (xxi) the cyclical nature of the real estate business generally; (xxii) a delayed or weak recovery in the housing market; (xxiii) the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida, which also may be affected by changes in law, policy and political factors beyond Rayonier’s, Rayonier Operating Partnership’s and the Partnership’s control; (xxiv) unexpected delays in the entry into or closing of real estate transactions; (xxv) changes in environmental laws and regulations that may restrict or adversely impact the ability to sell or develop properties; (xxvi) the timing of construction and availability of public infrastructure; (xxvii) and the availability of financing for real estate development and mortgage loans; (xxviii) the effect of the COVID-19 pandemic and related economic consequences, including the potential effects of such events on the market for timber products and general economic and political conditions (including debt and equity capital markets); (xxix) the potential impact of the announcement of the proposed transaction or consummation of the proposed transaction on relationships, including with employees and customers; (xxx) the unfavorable outcome of any legal proceedings that have been or may be instituted against Rayonier, Rayonier, L.P., the Partnership, or their respective affiliates; (xxxi) the amount of the costs, fees, expenses and charges related to the proposed transaction and the actual terms of the financings that may be obtained in connection with the proposed transaction; and (xxxii) the risk that the stock price of Rayonier shares may change prior to the merger effective time. Readers should also review the risks generally applicable to the Partnership’s business, included in the section entitled “Risk Factors” in the Partnership’s Annual Report on Form 10-K for the period ended December 31, 2019, filed with the SEC on February 28, 2020.
The forward-looking statements contained in this communication speak only as of the date hereof. Although the expectations in the forward-looking statements are based on the current beliefs and expectations of the Partnership and its general partners, readers should use caution not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Except as required by federal and state securities laws, the Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All forward-looking statements attributable to the Partnership or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication and in the Partnership’s future periodic reports and other documents filed with the SEC. In light of these risks, uncertainties and assumptions, the forward- looking events discussed in this communication, including without limitation the merger and the related transactions, may not occur.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

DATE: April 2, 2020	BY:	/s/ Daemon P. Repp
Daemon P. Repp
Vice President and Chief Financial Officer, Pope Resources, A Delaware Limited Partnership, and Pope MGP, Inc., General Partner (Principal Financial Officer)